                                                                     EXHIBIT 24
                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Serial Redeemable Discount Notes due 2008 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998

                                          /s/ Daniel F. Akerson
                                          -------------------------------------
                                          Daniel F. Akerson
                                          Chairman of the Board, Director
                                          and Chief Executive Officer
                                          (Principal Executive Officer)

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer related to the Company's Series E Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

Dated: May 29, 1998

                                          /s/ Daniel F. Akerson
                                          -------------------------------------
                                          Daniel F. Akerson
                                          Chairman of the Board, Director
                                          and Chief Executive Officer
                                          (Principal Executive Officer)

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Serial Redeemable Discount Notes due 2008 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998
                                          /s/ Timothy Donahue
                                          -------------------------------------
                                          Timothy Donahue
                                          President and Chief Operating
                                          Officer and Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer related to the Company's Series E Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998
                                          /s/ Timothy Donahue
                                          -------------------------------------
                                          Timothy Donahue
                                          President and Chief Operating
                                          Officer and Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Serial Redeemable Discount Notes due 2008 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.



Dated: May 29, 1998

                                          /s/ Morgan E. O'Brien
                                          -------------------------------------
                                          Morgan E. O'Brien
                                          Vice Chairman of the Board
                                          and Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer related to the Company's Series E Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998

                                          /s/ Morgan E. O'Brien
                                          -------------------------------------
                                          Morgan E. O'Brien
                                          Vice Chairman of the Board
                                          and Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Serial Redeemable Discount Notes due 2008 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998


                                          /s/ Steven M. Shindler
                                          -------------------------------------
                                          Steven M. Shindler
                                          Vice President and Chief
                                          Financial Officer
                                          (Principal Financial Officer)

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer related to the Company's Series E Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998


                                          /s/ Steven M. Shindler
                                          -------------------------------------
                                          Steven M. Shindler
                                          Vice President and Chief
                                          Financial Officer
                                          (Principal Financial Officer)

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Serial Redeemable Discount Notes due 2008 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998



                                          /s/ William Arendt
                                          -------------------------------------
                                          William Arendt
                                          Controller (Principal
                                          Accounting Officer)

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.


         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer related to the Company's Series E Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998



                                          /s/ William Arendt
                                          -------------------------------------
                                          William Arendt
                                          Controller (Principal
                                          Accounting Officer)

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Serial Redeemable Discount Notes due 2008 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998



                                          /s/ Keith Bane
                                          -------------------------------------
                                          Keith Bane
                                          Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer related to the Company's Series E Exchangeable Preferred Stock, par value $.0l per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998



                                          /s/ Keith Bane
                                          -------------------------------------
                                          Keith Bane
                                          Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Serial Redeemable Discount Notes due 2008 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998



                                          /s/ Frank M. Drendel
                                          -------------------------------------

                                          Frank M. Drendel
                                          Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer related to the Company's Series E Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998



                                          /s/ Frank M. Drendel
                                          -------------------------------------
                                          Frank M. Drendel
                                          Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Serial Redeemable Discount Notes due 2008 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998



                                          /s/ William E. Conway, Jr.
                                          -------------------------------------
                                          William E. Conway, Jr.
                                          Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer related to the Company's Series E Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998


                                          /s/ William E. Conway, Jr.
                                          -------------------------------------
                                          William E. Conway, Jr.
                                          Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Serial Redeemable Discount Notes due 2008 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998


                                          /s/ Craig O. McCaw
                                          -------------------------------------
                                          Craig O. McCaw
                                          Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer related to the Company's Series E Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998


                                          /s/ Craig O. McCaw
                                          -------------------------------------
                                          Craig O. McCaw
                                          Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Serial Redeemable Discount Notes due 2008 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998


                                          /s/ Dennis Weibling
                                          -------------------------------------
                                          Dennis Weibling
                                          Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer related to the Company's Series E Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated:  May 29, 1998


                                          /s/ Dennis Weibling
                                          -------------------------------------
                                          Dennis Weibling
                                          Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Serial Redeemable Discount Notes due 2008 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated:  May 29, 1998



                                          /s/ Keisuke Nakasaki
                                          -------------------------------------
                                          Keisuke Nakasaki
                                          Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

      The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer related to the Company's Series E Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998


                                          /s/ Keisuke Nakasaki
                                          -------------------------------------
                                          Keisuke Nakasaki
                                          Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Serial Redeemable Discount Notes due 2008 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998



                                          /s/ Masaaki Torimoto
                                          -------------------------------------
                                          Masaaki Torimoto
                                          Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

         The undersigned, a director and/or officer of Nextel Communication, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer related to the Company's Series E Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


Dated: May 29, 1998



                                          /s/ Masaaki Torimoto
                                          -------------------------------------
                                          Masaaki Torimoto
                                          Director